Exhibit 10.3
FIRST AMENDMENT
TO
AMENDED AND RESTATED ADVISORY AGREEMENT

This Amendment (this “Amendment”), dated as of September 25, 2009, is entered into by and among PACIFIC OFFICE PROPERTIES TRUST, INC., a Maryland corporation (“POP”), PACIFIC OFFICE PROPERTIES L.P., a Delaware limited partnership (the “Operating Partnership”, and together with POP, the “Company”), and PACIFIC OFFICE MANAGEMENT, INC., a Delaware corporation (the “Advisor”).

WHEREAS, the parties hereto are parties to that certain Amended and Restated Advisory Agreement, dated as of March 3, 2009 (the “Advisory Agreement”); and

WHEREAS, the parties hereto desire to make certain amendments to the Advisory Agreement.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment to Section 1.1 of the Advisory Agreement.  The definition of “LP Direction Votes” included in Section 1.1 of the Advisory Agreement is hereby deleted.

2. Amendment to Section 4 of the Advisory Agreement.  Section 4 of the Advisory Agreement is hereby deleted and replaced in its entirety with the following:

“4  [Intentionally Omitted.]”

3. Amendment to Section 8.4 of the Advisory Agreement.  Section 8.4 of the Advisory Agreement is hereby deleted and replaced in its entirety with the following:

“8.4 Continued Responsibility. Notwithstanding termination of this Agreement as provided above, the Advisor shall use its best efforts to perform its duties under this Agreement until the effective date of the termination of this Agreement.”

4. Additional Terms.

(i) The Agreement.  All references in the Advisory Agreement to the term “Agreement” shall be deemed to refer to the Advisory Agreement, as amended by this Amendment.

(ii) Amendment and Advisory Agreement to be Read Together.  This Amendment supplements and is hereby made a part of the Advisory Agreement, and the Advisory Agreement and this Amendment shall, from and after the date hereof, be read together and shall constitute the Advisory Agreement.  Except as specifically modified hereby or as otherwise set forth herein, the Advisory Agreement shall remain in full force and effect according to its terms.

(iii) Governing Law Jurisdiction.  This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to principles of conflicts of law. The parties: (x) agree that any suit, action or legal proceeding relating to this Amendment shall be brought exclusively in any federal court located in California, if federal jurisdiction is available, and, otherwise, in any state court located in such state; (y) consent to the jurisdiction of each such court in any such suit, action or proceeding; and (z) waive any objection which they may have to the laying of venue in any such suit, action or proceeding in either such court. Further, the parties hereby consent and submit to the personal jurisdiction of the California courts, both state and federal, and hereby waive any and all objections now or hereafter existing to personal jurisdiction of said courts over them. The parties waive, to the extent permitted under applicable law, any right they may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this section.

(iv) Headings.  The headings of various Sections in this Amendment are for convenience only, and are not to be utilized in construing the content or meaning of the substantive provisions hereof.

(v) Binding Effect.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

(vi) Counterparts.  This Amendment may be executed in any number of identical counterparts, any of which may contain the signatures of less than all parties, and all of which together shall constitute a single agreement.

(vii) Partial Invalidity.  The provisions hereof shall be deemed independent and severable, and the invalidity or partial invalidity or enforceability of any one provision shall not affect the validity or enforceability of any other provision hereof.

(viii) Fax Signatures.  Any signature page hereto delivered by a fax machine or telecopy machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to later deliver an original counterpart to any party that requests it.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

PACIFIC OFFICE PROPERTIES TRUST, INC.

By:	/s/ Lawrence J. Taff
Lawrence J. Taff
Chief Financial Officer

PACIFIC OFFICE PROPERTIES L.P.

By:	PACIFIC OFFICE PROPERTIES TRUST, INC. its general partner

	By:	/s/ Lawrence J. Taff
Lawrence J. Taff
Chief Financial Officer

PACIFIC OFFICE MANAGEMENT, INC.

By:	/s/ Lawrence J. Taff
Lawrence J. Taff
Chief Financial Officer